

Overview

Patrick Gruber, CEO

March 2020

gevo

FORWARD LOOKING STATEMENTS

Any statements in this presentation about our future expectations, plans, outlook and prospects, and other statements containing the words "believes," "anticipates," "plans," "estimates," "expects," "intends," "may" and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to: the success of our sales and production efforts in support of the commercialization of our products; our growth plans and strategies, including the planned expansion of our facilities; our technologies; the sizes of markets for our products; the benefits and characteristics of our products; our ability to obtain and maintain certifications related to our products; memoranda of understanding, discussions and negotiations relating to potential projects; whether we are able to enter into additional contracts to sell our products; our ability to raise funds to continue operations or fund growth projects; our projected revenues or sales; our ability to perform under current or future contracts; our ability to become profitable; laws and regulations supporting or providing economic advantages to low-carbon products; the potential that adverse changes could be made to laws and regulations supporting or providing economic advantages to low-carbon products; and other factors discussed in the "Risk Factors" of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in other filings that we periodically make with the SEC. In addition, the forward-looking statements included in this investor presentation represent our views as of the date of this investor presentation. Important factors could cause our actual results to differ materially from those indicated or implied by forward-looking statements, and as such we anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this investor presentation.

A NEW GENERATION OF LOW CARBON DROP-IN TRANSPORTATION FUELS

Raw Materials


Now
Enabled

Most carbohydrate-based raw material can work

Target Markets/Products (>800 BGPY)

Jet Fuel



Gasoline (Isooctane)



Oxygenated Blendstocks for Gasoline (Ethanol and Isobutanol)



Diesel (future)



- Production technologies work
- Products work
- Markets are developing
- We are selling products
- Targeting customers who pay a premium for the value add we bring
- We still need to achieve economies of scale

Sources: EIA, IEA and Nexant, US DOT FHWA

BUSINESS SUMMARY

The Problem:

- Fossil fuels emit fossil greenhouse gasses (GHGs)
- Companies want to mitigate liability
- Governments want to reduce GHG emissions
- Consumers care about pollution and want GHGs addressed

The Solution:

- "Decarbonize." Lower the carbon footprint of fuels by replacing the fossil carbon with "green" carbon. Use renewable energy in the production of mainstream liquid fuel products with enhanced properties: Isobutanol (IBA), jet fuel, isooctane for renewable gasoline.
- **Gevo has proven proprietary technology to "decarbonize" IBA, jet fuel and isooctane for renewable gasoline.**

The Status

- 17MGPY of hydrocarbons with potential revenue of >$500+ under take-or-pay contract.
- Technologies and products proven to work.
- We need to achieve economies of scale, and for that we need to build out larger capacity.

Business Strategy:

✓ Secure off-take agreements for jet fuel and isooctane striking a price that gives attractive returns for project financing for large scale build-out of capacity.

- **Use project financing to secure the capital needed to build out our capacity with the intent of minimizing dilution at Gevo corporate level.**
  - **Build out IBA, jet, and isooctane, with project financing (currently targeting 30% equity and 70% debt) at subsidiary level. Luverne production site would be expected to have potential to achieve over $100 M per year revenue and Gevo could become profitable on a Cash EBITDA[1] basis. Establish growth in multiple markets by producing and selling products.**
- Use low carbon ethanol to improve profitability and establish plant site infrastructure for expansion to make larger scale low carbon IBA, jet fuel and isooctane. With low CI ethanol, we expect to reduce our cash burn (GSA&RD) over the next two years, potentially even becoming profitable on a Cash EBITDA[1] basis, depending on spend needed for IBA and Hydrocarbons.
- License technology establishing large production facilities in other regions of the world.

[1] Cash EBITDA is a non-GAAP measure and is calculated by adding depreciation and non-cash stock compensation to GAAP loss/income from operations.

OVERVIEW OF GEVO

Business Overview

- Headquarters: Englewood, CO
- Founded: 2005
- Employees: ~50 (20 in Colorado, 30 in Minnesota) + 20 Contractors
- Proprietary technology position (patents and know-how) for the production of isobutanol and hydrocarbon fuels and chemicals
- **Technologies proven to work**
- **Produces: Jet Fuel, Isooctane, Feed, Corn Oil, IBA, Ethanol**

End Markets Served

- Renewable jet fuel
- Renewable gasoline (isooctane)
- Animal Feed, protein, and corn oil
- Specialty gasoline blendstocks
  - IBA for "Ethanol (ETOH) free" high octane gasoline
    - Marine / Off-road blendstock
    - On-road use for high performance, racing and classic cars
  - Low carbon ethanol
- Specialty chemicals and solvents

Facility Overview

- Corporate Headquarters (Englewood, CO) – Offices and Labs
- Alcohol Production Facility (Luverne, MN) – 20MGPY Ethanol, 1.5 MGPY IBA. Potential for low carbon credits. Potential to build out IBA to 14-18 MGPY leveraging already install capex.
- Jet and Isooctane Biorefinery* (Silsbee, TX) – Demo/specialty commercial facility that transforms isobutanol to jet fuel, isooctane and para-xylene (PX) with 100 KGPY of capacity.



Luverne, MN Facility



Silsbee, TX Facility

Customers, Partnerships, and Agreements

OTHER RELEVANT INFORMATION

- Cash
  - $20.9 Million (9/30/2019)
- Debt
  - 2020/2021 Notes (Whitebox): $14.4 million principal (1/10/2020)
- Common Shares
  - ≈ 13.4 million (9/30/2019)
- Warrants
  - 54,989 Warrants outstanding @ weighted avg of $154/share (9/30/2019)
- Current Analysts
  - Amit Dyal, HC Wainwright
  - Poe Fratt, Noble Capital Markets*
- Management and Insider Holdings
  - 10.2% of stock (9/30/2019)

Public Information.
* Gevo inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Gevo's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Gevo or its management. Gevo does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. * Denotes research commissioned by Gevo.

gevo

THE PROBLEM:
WE ARE GOING TO NEW HEIGHTS OF GHG'S, AND IT LIKELY ISN'T A GOOD THING

- Burning of fossil based carbon ALWAYS leads to an increase of carbon dioxide in the atmosphere
- Carbon dioxide has doubled since the age of fossil fuels
- Levels will continue to rise unless we change to reduce/eliminate fossil carbon


Ice-core data before 1958. Mauna Loa data after 1958.
CO2 Concentration (ppm)
400
350
300
250
1750
1800
1850
1900
1950
2000


Carbon dioxide measurements taken at varying intervals from an Antarctic ice core:
500
400
300
200
100
0
415 ppm
Emergence of homo sapiens
191 ppm
800,000 years ago
400,000 years ago
0 Today

Source: World Data Center for Paleoclimatology, Boulder and NOAA, Paleoclimatology Program

WE ALL HAVE A PROBLEM, AND IT CAN'T BE IGNORED


DENIAL IS NOT A POLICY
THERE IS NO PLANET B
FIGHT
SKOLSTREJK FOR KLIMATET


GHG's
Pollution

RECENT HEADLINES

AIR POLLUTION LEADING CAUSE OF CANCER – Scientific American

More than 11,000 scientists declare a "Climate Emergency" –CNET

Students around the world skip school to protest and demand action on climate change – USA TODAY

Flight shaming hits Private Aviation –Forbes

2019, Closing out the Warmest Decade - New York Times

BLACKROCK CEO: CLIMATE CRISIS WILL RESHAPE FINANCE –New York Times

More Americans are alarmed by Global Warming- CNN

CLIMATE CHANGE IS RAVAGIN THE ARCTIC, REPORT FINDS– The New York Times

Australia's Rising Heat is 'Apocalyptic.' In the Ocean, it's even worse – Washington Post

Big Oil has a do-or-die decade ahead because of climate change –The Economist

Exposure to diesel exhaust particles linked to pneumococcal disease– Science Daily

MARKET POTENTIAL IS LIQUID TRANSPORTATION FUELS...

Rate of adoption will be driven by price and financing



WORLD WIDE
955 BGPY
Distillate
46%
Gasoline
42%
Kerosene
1%
Jet Fuel
11%



US TOTAL
229 BGPY
Distillate
26%
Kerosene
0%
Jet Fuel
11%
Gasoline
63%

What will the penetration rate be?

...AND WILL BE AROUND A LONG TIME



Transportation sector consumption (by fuel)
(AEO2020 Reference case)
quadrillion British thermal units
2019
history
projections
30
25
20
15
10
5
0
2010
2020
2030
2040
2050
motor gasoline
distillate fuel
(Diesel) oil
jet fuel
electricity
other



Light-duty vehicle sales by fuel type
(AEO2020 Reference case)
millions of vehicles
2019
history
projections
18
16
14
12
10
8
6
4
2
0
2010
2020
2030
2040
2050
other
hybrid electric
plug-in hybrid
electric
vehicle
battery electric
diesel
flex fuel
gasoline

THE PROBLEM:
FOSSIL CARBON IN THE ATMOSPHERE INCREASING



gevo
LAND USE CHANGE
3.5 GT
NATURAL GAS,
ELECTRICITY &
TRANSPORTATION FUELS
34.0 GT
LAND SINK
11.5 GT
OCEAN SINK
9.7 GT
NATURAL GAS
OIL



US GREENHOUSE GAS EMISSIONS
2017
Agriculture
9%
Commercial
and
Residential
12%
Transportation
29%
Industry
22%
Electricty
28%



GLOBAL GREENHOUSE GAS EMISSIONS
2017
Agriculture
and
Forestry
24%
Transporation
14%
Electricty
24%
Buildings
and other
16%
Industry
22%

Data: CDIAC/NOAA-ESRL/GCP Carbon Budget / GT=Giga tons / Increase of 16GT from 2006 to 2015

THE SOLUTION: WE ACTUALLY CAN ADDRESS IT…



gevo
LAND USE CHANGE
3.5 GT
REDUCE
NATURAL GAS,
ELECTRICITY &
TRANSPORTATION FUELS
34.0 GT
REDUCE
AND ELIMINATE
LAND SINK
11.5 GT
INCREASE
OCEAN SINK
9.7 GT
DECREASE
REDUCE
NATURAL GAS
OIL

- Eliminate burning of fossil-based carbon in production of electricity and transportation fuels
- Use forestry and agriculture to capture carbon in the soil, plants, and trees

WE ARE GOING AFTER THE "WHOLE GALLON" WITH AN ULTRA-LOW CARBON SCORE

Paradigm Shift



FOSSIL BASED

1ST GENERATION BIO-BASED

GEVO - 2ND GENERATION BIO-BASED

- Drop-in
- Works with all types of engines
- Works with all ages of vehicles
- Compatible with fuel infrastructure (tanks and pipelines)
- Easy to adopt

Possible to replace all the fossil hydrocarbons in a gallon with renewable hydrocarbons

OUR TECHNOLOGY LEVERAGES THE BEST OF BIOLOGY AND CHEMISTRY


Carbon Dioxide
Water
Photosynthesis and Processing
Carbohydrate (sugars)
Proprietary
Fermentation Technologies (GIFT®)
Proprietary Yeast
Isobutanol
Proprietary Catalytic Chemistry
Isooctane (gasoline)
Jet Fuels

REPLACE THE **CARBON SOURCE** AND **ENERGY SOURCE** TO ELIMINATE GHG'S FROM FUELS



Carbon Source
Process Energy
Fossil
FOSSIL
Fuel
Increased
CO_2
CO_2
Non-Fossil Based Electricity And Steam
Fuel
Reduced
CO_2

LOW CARBON CYCLE MIDWEST USA



CO2
SUSTAINABLY GROWN
RAW MATERIALS
SUSTAINABLE
FERTILIZER
SEQUESTRATION
>2 lbs. of CO2 sequestered per gallon[1], but could be much higher according to recent reports
I'M NOT FOOD
BIOGAS
BIOGAS PLANT
MANURE
WIND POWER
BIOFUEL
PLANT
DAIRY, BEEF, POULTRY
& PIG TO FOOD
PROTEIN AND FEED
10 lbs. of protein/feed per gallon of hydrocarbon fuel
100% of nutritional value is captured and put into the food chain

[1]Sheehan, et al, 2017; Mueller, et al, 2019; Indigo reports that 10-15X more could be sequestered

CELLULOSIC FEEDSTOCKS ARE ENABLED

Enables Potential Global Scale



CO^2
Sequestration
Combined Heating & Power Plant
Biofuel Plant



praj
Cane, Molasses, Bagasse, Rice Straw, Wheat Straw, Corn Stover
Renmatix
Wood, Forestry Residues, Slash, Stover
LEAF RESOURCES

WE CAN GET TO VERY LOW CARBON FOOTPRINTS

And get paid for it


PETRO-JET
80 G/MJ FUEL CO2 EMISSIONS
REPLACE CARBON FEEDSTOCK SOURCE
REPLACE FOSSIL ENERGY SOURCES
0 G/MJ FUEL CO2 EMISSIONS
CAPTURE SOIL CARBON

The carbon footprint has potential to be driven to negative with agricultural practices or with more renewable natural gas (RNG)

HYDROCARBON FUELS: HOW TO DRIVE THE GHG FOOTPRINT DOWN AND EVEN NEGATIVE!

And produce protein too



Fossil Fuel
All Farms 2017
Reduced Till Farms
No Till Farms
Carbon Capture Farms
Waste wood, straw, residues
94
23
-8
-36
-130
6
100
50
0
-50
-100
-150
gCO_{2e}/ MJ Hydrocarbon
EU RED II Threshold
ISCC PLUS Certified Farm (49gCO2e/kg)

Agriculture improvements are practical and being done

- We expect to be able to meet RED II, RSB, and ISCC requirements
- Agricultural improvements can lead to sequestered carbon in the right systems
- Agricultural improvements frequently lead to higher yield and more protein

Companies such as Indigo, Farmers Business Network, and Locus believe that soil carbon capture can be dramatically increased, leading to orders of magnitude increase, by building root systems. If true, the amount of carbon capture per gallon could be in the 10's of kgs per gallon. We are working with these companies to figure it out.

CERTIFICATION AND TRACKING

CERTIFIED BY RSB
Roundtable on Sustainable Biomaterials
www.rsb.org

- PRINCIPLE 1: LEGALITY
- PRINCIPLE 2: PLANNING, MONITORING AND CONTINUOUS IMPROVEMENT
- PRINCIPLE 3: GREENHOUSE GAS EMISSIONS
- PRINCIPLE 4: HUMAN AND LABOUR RIGHTS
- PRINCIPLE 5: RURAL AND SOCIAL DEVELOPMENT
- PRINCIPLE 6: LOCAL FOOD SECURITY
- PRINCIPLE 7: CONSERVATION
- PRINCIPLE 8: SOIL
- PRINCIPLE 9: WATER
- PRINCIPLE 10: AIR QUALITY
- PRINCIPLE 11: USE OF TECHNOLOGY, INPUTS, AND MANAGEMENT OF WASTE
- PRINCIPLE 12: LAND RIGHTS

Certified Sustainability ISCC ISCC PLUS

- ISCC PLUS certification enables Gevo to validate the responsible nature of its liquid transportation fuels and to highlight the traceability, qualifying that such fuels are produced in a sustainable manner.

BLOCKSIZE CAPITAL

- Partnered with Gevo to establish a blockchain technology to track sustainability

WE CAN USE CARBOHYDRATES FROM MANY SOURCES


Feedstock Availability (MMT)
756,354
147
9
593
Carbohydrates
Vegetable Oils
Rendered Fats Waste Veg Oils
MSW Biogenic Waste

1 BGPY requires about 3 Million Tons of Feedstock for jet (at a minimum)*



Based on updated Nexant Models and engineering projections
Assumed $3.60/bu corn, average tallow/grease price from NRA market report
**Assumes 33% yield from raw materials which is overly optimistic. A realistic amount likely would be several times higher.*

Source: 2010/2011 USDA Foreign Agriculture Service (FAS), NRA 2015, USDA ERS Oil Crop Yearbook 2015/16, World Bank Global Review of Solid Waste Management 2012

HOW TO ACHIEVE PROFITABILITY AND GET ON THE PATH TO A MULTI-BILLION DOLLAR BUSINESS


Biofuel
powered.

THE AVIATION INDUSTRY HAS AN OPPORTUNITY… AND A PROBLEM

They are expecting to experience strong growth….
but they have promised to hold GHG emissions flat from 2020 onward

World Jet Fuel Demand



Year over Year Projected Jet Fuel Demand Growth: ~3BGPY
180.00
170.00
160.00
150.00
140.00
130.00
120.00
110.00
100.00
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040
30BGPY Needed within 10 years
Growth that the airlines industry intends to be offset for GHG's


The New York Times
Opinion
FREE TRIAL LOG IN
EDITORIAL
Jets Will No Longer Get a Free Ride on Carbon Emissions
By THE EDITORIAL BOARD


The New York Times

U.N. Agency Proposes Limits on Airlines' Carbon Emissions

After more than six years of negotiations, the global aviation industry agreed on Monday to the first binding limits on carbon dioxide emissions, tackling the fastest-growing source of greenhouse gas pollution.

GEVO JET FUEL


DELTA




Virgin


PRODUCTS WORK, WE ARE BUILDING EXPERIENCE

FLYGREEN
Fueled by Gevo

Lufthansa
UNITED
ATLAS AIR
KINDER MORGAN
ETIHAD AIRWAYS
KOREAN AIR
air bp
CATHAY PACIFIC



CHICAGO O'HARE
FARNBOROUGH AIRPORT
BRISBANE AIRPORT
VAN NUYS
FARMINGDALE
NEW YORK
AIRPORT

World Fuel Services
PIAGGIO
Cessna
CIRRUS AIRCRAFT

AVFUEL
VNAA
PHILLIPS 66
IBAC
JAL
NATA

EMBRAER
DASSAULT AVIATION
BOMBARDIER
Gulfstream

BRISBANE AIRPORT
Virgin australia
Queensland Government
CALTEX
VIVA Energy Australia

WE INTEND TO REPLACE THE "WHOLE GALLON" OF GASOLINE (ULTIMATELY)

Isooctane (the hydrocarbon) is the major component of gasoline

- We believe we have the only proven technology to produce it from renewables
- No particulates, no sulfur, no nitrogen
- Isooctane (Alkylate) demand is increasing due to need for higher octane fuel caused by higher compression engines
- Current niche: Small engine, packaged fuels, engine OEM and racing
- Expect to see it in mainstream gasoline in the future









Haltermann Carless

TOTAL

BCD

bp

City of Seattle

Low carbon and clean (low sulfur, low aromatics, low olefins)

gevo

Certificate of Analysis

Product Code: IBF007
Product Description: Renewable Isooctane

Tests	Method	Specification	Results
Appearance at 60°F (15°C)	Visual	Bright and Clear	Pass
Density @ 60°F (lb/gal)	ASTM D4052	Report	5.88
Bio Content	ASTM D6866	>95%	>95%
Water (mg/kg)	ASTM D06304	<150 ppm	91 ppm
Olefin	ASTM D1319	<5.0%	0.0%
Sulfur Content (mg/kg)	ASTM D5453	<10.0%	<0.16 ppm
Reed Vapor Pressure	ASTM D5191	Report	1.7 psi
Research Octane Number (RON)*	ASTM D2699	>95	98.0
GC Analysis - C8 Content	Gevo F36	>95%	96.1%

* Performed by Inspectorate Labs, 6175 Highway 547, Beaumont, Texas 77705-7657 Phone: 409-212 9322

ISOOCTANE IN PERFORMANCE FUELS

Start with high value niche

Up to 4MGPY under take-or-pay contract


RedBull
MODIFIED MAG




CAT
22

Haltermann Carless

ISOBUTANOL AS A GASOLINE BLENDSTOCK

Isobutanol delivers better properties than other renewable alcohol blendstocks

- Higher energy (potential for more miles per gallon)
- Less corrosivity (less wear and tear on certain types of engines)





ETHANOL FREE
CONTAINS UP TO 10% ETHANOL
DIESEL
PREMIUM
REGULAR
SUPER
Diesel
87
87
89
93

Ethanol Free Gasoline in Houston



Ethanol Free: ~7BGPY*
Ethanol Containing Gasoline: ~133 BGPY*
Market Size: ~140 BGPY*

Focus is to develop markets and deployment channels in key markets where ethanol free gasoline is in demand

WE COULD BE COST COMPETITIVE WITH COMMODITY PETRO-BASED FUELS AND OTHER HYDROCARBON PRODUCTS


RINS
LCFS
EU RED
Mandates
Other
Margins and Returns on CapEx
Green Value
Premium
Market Price of Petro-Based Product
COGS of Low Carbon Product
Net Selling Price of Low Carbon Product
Price of Fossil Carbon Fuel Product
Price of Renewable Low Carbon Fuel Product
Net Price of Renewable Low Carbon Fuel Product

- Use the carbon value to offset the required price of our products
- Carbon value is more reliable because of LCFS and EU RED policies
  - Debt providers have indicated that they are more comfortable with ongoing value of carbon

The information on this page is illustrative and the graphs are not to scale. The selling prices are dependent on a number of known and unknown factors, including, but not limited to, the price of oil, the price of comparable oil-based products, renewable or "green" carbon value, and the laws and regulations affecting renewable carbon value.

RENEWABLE HYDROCARBONS SHOULD EVENTUALLY BE LESS EXPENSIVE


Takes a combination of oil price and "green value" and we are near the cross-over for certain markets.
Price
Petro Fuel
Potential Renewable Hydrocarbon Fuel Net Price*
Time

Getting to Economies of Scale

Process and products proven to work



MAKING PRODUCTS

1 Million Liter Fermenter



Hydrocarbon Production* Silsbee, TX



Ethanol and IBA Production - Luverne, MN




ISOBUTANOL
ISOBUTYLENE
OLEFINS
HYDRO-CARBONS
I-BuOH
DEHYDRATION
3-PHASE SEPARATOR
WATER
OLIGOMERIZATION
HYDROGENATION
DISTILLATION
ISOOCTANE
JET FUEL

CURRENT PRODUCTION & PRODUCTS



Isobutanol/Ethanol Plant
Luverne, MN



Renewable Hydrocarbon Plant
South Hampton Resources - Silsbee, TX

Products Sold



~100 Million lbs./ yr.
Animal Feed



~3 Million lbs./ yr.
Industrial Corn Oil


IBA

~1.5 MGPY
IBA


JET

~ 50KGPY
Jet Fuel


IO

~50KGPY
Isooctane


EtOH

~20 MGPY
EtOH

Approximate Capacities

ACHIEVING ECONOMIES OF SCALE AT THE LUVERNE, MN SITE IBA AND HYDROCARBONS (JET AND ISOOCTANE)


Wind Electricity and Combined Heat and Power (CHP) (already in deployment)
New IBA Fermenters
1 MGPY Hydrocarbon Plant
10-12 MGPY Hydrocarbon Plant
Biogas from Gevo Energy
Anaerobic Digestion
Shockwave Dry Frac


Hi-Protein
Bran Feed

DDGs Feed

~120-180 Million lbs./ yr.
Feed and related products



~3-5 Million lbs./ yr.
Food Grade Corn Oil


IBA
JET
IO

~3-5 MGPY
IBA

~10-17 MGPY
Jet Fuel/Isooctane

Approximate expected capacities and locations for unit operations are illustrative and based on our current plans which are subject to change.

GREATER THAN $500M[1] OF REVENUE UNDER TAKE-OR-PAY CONTRACTS

Haltermann Carless

DELTA

SAS

AVFUEL

City of Seattle

TOTAL

The focus is project financing backed by these contracts

[1] The estimate is based on certain assumptions in the contracts, including the value of certain environmental credits and the sales price of the fuel. This estimate represents the revenue over the entire term of the contracts.

BUSINESS MODEL IS EVOLVING TO "BUILD, OPERATE, AND MAINTAIN"

Our contracts are growing faster, demand is happening faster, creating opportunity sooner

- Gevo Role
  - Project developer
  - Technology licensor
  - Plant operator
  - Maintainer
  - Business developer (Signing off-take agreements with customers and setting market prices)
  - Potential minority equity owner
- We believe there are investors who desire "shovel ready" capital asset projects in the sustainability space



Greenfields/ Brownfields

- 6 projects in discussion for projects other than Luverne, 2 with MOU's in place

More of a developer and licensing model, potentially avoiding a Gevo capital outlay to build out assets

PLAN FOR REVENUE GROWTH FOR GEVO PRODUCTS[1]

	Step 1		Step 2		Step 2a	
	2021		Earliest could be 2023/2024		Targeting 2023/2024[4]	
	Value added products and deploy low carbon energy at Luverne plant		Expand Luverne plant to achieve economies of scale for IBA, Jet Fuel, and Isooctane		2nd Production Site IBA plant with 50 MGPY hydrocarbons	
Product	**Sales**	**Revenue[2] ($MM)**	**Sales**	**Revenue[2] ($MM)**	**Sales**	**Revenue[2] ($MM)**
Ethanol (MGPY)	20-23 MGPY	$28-33				
IBA	300 kGPY	$1-2	3-5 MGPY	$12-19		
Hydrocarbons	1 MGPY[3]	$12-15	10-17 MGPY	$50-100	50 MGPY	$235-255
Protein, Feed, Food Products, other products	50-55 kt	$5-6	64-96 kt	$9-14	210 kt	$25
Total	Total	$46-56	Total	$71-133	Total	$260-280

Step 1:
- Add wind electricity and RNG for energy

Step 2:
- Add 14-22MGPY IBA capacity and 10-17 MGPY hydrocarbon capacity to Luverne

1. The information on this slide constitutes forward-looking statements as described on slide 2 of this presentation. All revenue and capacity projections are subject to change and based upon current assumptions and expectations. The revenue and capacity projections are subject to a number of assumptions and factors that could cause actual results to differ materially from those depicted on this slide, including our ability to expand our production capabilities to produce products in the capacities depicted on this slide, demand for our products from customers and in some cases entering into binding off-take agreements with customers, or receiving the appropriate financing in the needed amounts and timing.
2. Revenue projections could change depending on a number of known and unknown factors including, but not limited to, timing of financing, the price of oil, the value of renewable carbon, demand for our products and contractual negotiations with our customers.
3. Only if we deploy the 1 MGPY hydrocarbon plant at Luverne, having successfully financed it.
4. Depends on the securing additional offtakes, based on the pipeline of customers. There appears to be demand for this increment of capacity at this time, so we've included it here.

Vision:
"Whole Gallons, Net Zero"


PAST
FUTURE